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Management Presentation

        April 2002

Safe Harbor Statement

        Statements contained in this presentation that state the Partnership's or management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. It is important to note that the Partnership's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

Valero LP Recent History

  •
  Originally created by UDS as Shamrock Logistics LP to support growth of pipeline and terminals business

  •
  IPO April 16, 2001 at $24.50 per unit

  •
  Market value at IPO of $470MM; current market capitalization at $750MM

  •
  Ownership Structure

Common Units	Units	% Total
Public	5,175,000	26.4%
Valero Energy	4,424,322	22.6%
Subordinated Units	9,599,322	49.0%	73.6% Valero Energy ownership
General Partner Interest		2.0%

Total	19,198,644	100.0%
  •
  Minimum quarterly distributions at $0.60 per unit ($2.40/LP unit/year)

  •
  Yields 6.23% at March 26, 2002 price of $38.50/unit

  •
  Currently at lowest GP split of 2%

  •
  Expect to increase quarterly distribution to $0.65 per unit for Q1 '02 distribution

General Partner Promote

Quarterly Distribution/Unit	GP	LP
Up to $0.60	2%	98%
Above $0.60 up to $0.66	10%	90%
Above $0.66 up to $0.90	25%	75%
Above $0.90	50%	50%

Valero LP Has Outperformed Peers Since IPO

        Relative Price (April 16, 2001 = 100)

(1)
Kinder, Enterprise, El Paso, Enbridge, Plains, Teppco, Buckeye, Williams, and No. Border

Current Asset Base

  •
  Valero LP's current asset base is focused around three Valero Energy refineries and comprised of three asset types

  •
  Crude oil pipelines, refined product pipelines and refined product terminals

  •
  McKee, TX; Ardmore, OK; and Three Rivers, TX refining systems

  •
  Majority of earnings and cash flow derived from three crude pipelines (40%) and two product pipelines (25%)

  •
  Crude Pipelines

  •
  Wichita Falls to McKee

  •
  Corpus Christi to Three Rivers

  •
  Wasson to Ardmore

  •
  Product Pipelines

  •
  McKee to El Paso

  •
  McKee to Denver

  •
  Product pipelines supply Valero Energy retail and wholesale businesses in growing markets

Operations Strategically Integrated with Valero

2,845	Refined Product Miles
782	Crude Oil Miles
18	Product Pipelines
11	Refined Product Terminals
9	Crude Oil Pipelines
4	Crude Oil Storage Facilities

Recent Acquisitions

Asset	Date Acquired	Purchase Price	Projected Annual EBITDA
Southlake Terminal	July 2001	$5.6 million	$1.4 million
Ringgold Crude
Storage Facility	Dec 2001	$5.2 million	$1.2 million
Wichita Falls
Crude Pipeline
and Storage Facility	Feb 2002	$64.0 million	$17.0 million

		$74.8 million	$19.6 million

Crude Oil Pipelines Access Key Sources

        Our pipelines currently supply crude oil to the McKee, Ardmore, and Three Rivers refineries and provide access to Texas, Gulf Coast and foreign crude sources

(1)
2002 estimated volumes would be 385 MBPD without the throughput reductions in 1Q02

Refined Product Pipelines Into Key Markets

        Our pipelines currently transport over 80% of all refined products that are moved by pipeline out of the McKee, Ardmore, and Three Rivers refineries and provide access to established markets with growth potential:

  •
  Denver

  •
  El Paso

  •
  Albuquerque

  •
  Mexican border region

(1)
2002 estimated volumes would be 307 MBPD without the throughput reductions in 1Q02

Colorado
Denver Refinery
Denver
Colorado Springs
Kansas
McKee Refinery
Albuquerque
Amarillo
Oklahoma
Wynnewood
Ardmore Refinery
New Mexico
Abernathy
To Arizona
Southlake
El Paso
Texas
San Antonio
Mont Belvieu
Three Rivers Refinery
Pettus
Laredo
Corpus Christi
Harlingen
Legend:
Refineries
Refined Product Pipelines
Natural Gas Liquid Pipelines
Refined Product Terminals

Product Terminals Strategically Located

        Our product terminals are Valero Energy's primary wholesale outlet in its Mid-continent markets

(1)
2002 estimated volumes would be 194 MBPD without the throughput reductions in 1Q02

Strategic Plan Summary

  •
  Valero LP is well positioned for growth with a cohesive set of historically stable pipeline and terminal assets that are highly integrated with Valero Energy's refining system

  •
  The key to maximizing unit price appreciation is high unit distribution growth

  •
  This requires growth primarily through the acquisition of assets that have stable cash flows

  •
  Valero LP has already completed $75 million in acquisitions and plans to make additional accretive acquisitions from Valero Energy and third parties

  •
  Growing unit distributions quickly should allow Valero LP to maintain an attractive multiple

  •
  Expect to increase quarterly distribution to $0.65 per unit for Q1 '02

  •
  More distribution increases to follow as cash flows increase

Achieve Top Tier Growth

  •
  Potential acquisitions of assets from Valero Energy

  •
  $300+ million of asset value identified thus far

  •
  Third-party acquisitions

  •
  Pipelines and terminals that integrate with existing assets

  •
  Logistics assets that extend Valero Energy's marketing reach

  •
  Internally generated growth

  •
  Increase throughputs

  •
  Selectively expand capacity

  •
  Continuously improve operating efficiency

  •
  Maintain a safe and environmentally sound business

Potential Assets From Valero Energy

  •
  Examples of near-term "drop-down" candidates

  •
  Southlake Products Pipeline

  •
  Texas City Hydrogen Pipeline

  •
  South Texas Pipeline and Terminal System

  •
  Refinery Crude Tankage

Opportunities for Further Growth with Valero

QUEBEC
205,000 bpd
DENVER
27,000 bpd
BENICIA
180,000 bpd
WILMINGTON
140,000 bpd
McKEE
170,000 bpd
THREE RIVERS
98,000 bpd
CORPUS CHRISTI
340,000 bpd
TEXAS CITY
240,000 bpd
HOUSTON
135,000 bpd
KROTZ SPRINGS
85,000 bpd
ARDMORE
85,000 bpd
PAULSBORO
195,000 bpd
Refinery
Terminals
Crude Pipelines
Product Pipelines
Ethane/Propane Pipelines
Retail Marketing Presence

Valero LP Less Levered Than Most MLPs

  •
  Currently have $90MM of debt

  •
  Could add $200MM to reach 50% debt to book capitalization

  •
  Low debt and low splits put Valero LP in strong position to make accretive, near-term acquisitions

Net Debt to Book Capitalization(1)

(1)
As of 2/12/02 per Lehman Brothers

2001 Financial Highlights

        (in thousands, except per unit data)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Revenues	$23,422	$23,637	$26,857	$24,911	$98,827
Operating income	10,361	10,319	13,430	12,395	46,505
Net income	8,786	10,356	13,771	12,960	45,873
Net income per unit(1)	0.45	0.53	0.70	0.66	2.34
Distributable cash flow	11,279	12,509	16,479	16,210	56,477
Distributable cash flow per unit	0.59	0.65	0.86	0.84	2.94
Cash distributions per unit(2)	—	0.50	0.60	0.60	1.70
Coverage	N/A	1.28x	1.40x	1.38x	N/A

(1)
The net income per unit is based on 19,198,644 units, which was the number of common and subordinated units issued and outstanding from April 16, 2001 (the date of our initial public offering) to December 31, 2001. Net income per unit for the period prior to the IPO has been computed as if the common and subordinated units issued were outstanding effective January 1, 2001. Net income in the net income per unit computation excludes net income applicable to the 2% general partner interest.
(2)
Represents cash distributions per unit that were declared since we became a publicly held entity.

Strong Financial Position

  •
  Solid Cash Flow Coverage

  •
  Based on First Call earnings estimate for 2002 of $2.71 per unit and cash distributions of $2.60 per LP unit for the year, coverage would be 1.29x

  •
  Assume same facts, but include $100 million in debt financed acquisitions at 7.5x EBITDA, coverage increases to 1.39x

  •
  Significant acquisition opportunities going forward

  •
  Valero LP committed to growing distributions while maintaining financial stability

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Net Debt to Book Capitalization(1)